BlackRock Multi-State Municipal Series Trust

BlackRock New York Municipal Opportunities Fund

(the “Fund”)

Supplement dated June 17, 2016

to the Prospectus and Statement of Additional Information, each dated October 28, 2015

Effective as of June 15, 2016, BlackRock Advisors, LLC (“BlackRock”) has agreed contractually to reduce the cap on net expenses of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C and Institutional Shares. Further, BlackRock has agreed to adjust the voluntary waiver of a portion of the advisory fee payable to BlackRock from the Fund. Accordingly, the Fund’s Prospectus and Statement of Additional Information are amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock New York Municipal Opportunities Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 22 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-68 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares		Investor C Shares		Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%		None		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	[1]	1.00%	[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares		Investor C Shares		Institutional Shares
Management Fee	0.55%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		None
Other Expenses	0.24%		0.23%		0.23%
Interest Expense	0.04%		0.04%		0.04%
Miscellaneous Other Expenses	0.20%		0.19%		0.19%
Total Annual Fund Operating Expenses	1.04%		1.78%		0.78%
Fee Waivers and/or Expense Reimbursements[3]	(0.18)%		(0.17)%		(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.86%		1.61%		0.61%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $250,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]	As described in the “Management of the Fund” section of the Fund’s prospectus on page 35, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.82% for Investor A Shares, 1.57% for Investor C Shares and 0.57% for Institutional Shares until November 1, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Multi-State Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$509	$725	$958	$1,626
Investor C Shares	$264	$544	$949	$2,081
Institutional Shares	$62	$232	$417	$950

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$164	$544	$949	$2,081

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

The third paragraph and accompanying table in the section of the Prospectus entitled “Management of the Fund — BlackRock” are deleted in their entirety and replaced with the following:

The Fund has entered into an investment management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to the Fund a fee at the annual rate of 0.55% as a percentage of the Fund’s average daily net assets. Effective June 15, 2016, BlackRock has voluntarily agreed to waive a portion of its management fee payable by the Fund so that such fee is reduced to 0.47% of the average daily net assets of the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The table immediately following the seventh paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

Contractual Caps on Total Annual Fund Operating Expenses* (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)[1]
Investor A Shares	0.82%
Investor C Shares	1.57%
Institutional Shares	0.57%

*	As a percentage of average daily net assets.

[1]	The contractual caps are in effect until November 1, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Multi-State Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

The Trust, on behalf of the Fund, has entered into a management agreement with BlackRock Advisors, (the “Management Agreement”), pursuant to which the Manager receives for its services to the Fund a monthly fee at an annual rate equal to 0.55% of the average daily net assets of the Fund. Effective June 15, 2016, the Manager has voluntarily agreed to waive a portion of its management fee payable by the Fund so that such fee is reduced to 0.47% of the average daily net assets of the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. Prior to June 15, 2016, the Manager had voluntarily agreed to waive a portion of its management fee payable by the Fund so that such fee for average daily net assets of the Fund was as follows: 0.55% of average daily net assets of the Fund not exceeding $500 million; 0.525% of the average daily net assets of the Fund exceeding $500 million but not exceeding $1 billion; and 0.50% of the average daily net assets of the Fund exceeding $1 billion.

The fourth paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

Effective June 15, 2016, the Manager has contractually agreed to waive and/or reimburse fees or expenses of the Fund in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.82% for Investor A Shares, 1.57% for Investor C Shares and 0.57% for Institutional Shares until November 1, 2017. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Prior to June 15, 2016, the Manager had contractually agreed to waive and/or reimburse fees or expenses of the Fund in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.89% for Investor A Shares, 1.64% for Investor C Shares, and 0.65% for Institutional Shares.

Shareholders should retain this Supplement for future reference.

PRSAI-10342-0616SUP

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